Independent Auditors' Consent




We consent to the incorporation by reference, in this Registration Statement of Lukens Medical Corporation on Form S-8 of our reports dated March 25, 1997, appearing in the Annual Report on Form 10-KSB of Lukens Medical Corporation for the year ended December 31, 1996.



                                                       Neff and Company LLP
                                                       Albuquerque, New Mexico
                                                       March 25, 1997